UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant
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Filed by a party other than the Registrant
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Under Section 240.14a-12

MAQUIA CAPITAL ACQUISITION CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MAQUIA CAPITAL ACQUISITION CORPORATION
50 Biscayne Boulevard, Suite 2406
Miami, FL 33132
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 7, 2024
TO THE STOCKHOLDERS OF MAQUIA CAPITAL ACQUISITION CORPORATION:
You are cordially invited to attend the special meeting of stockholders, which we refer to as the “Meeting”, of Maquia Capital Acquisition Corporation, which we refer to as “we”, “us”, “our” or the “Company”, to be held at 10:00 a.m. Eastern Time on August 7, 2024.
The Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Meeting online, vote and submit your questions during the Meeting by visiting https://www.cstproxy.com/maquiacapital/ext2024.
Even if you are planning on attending the Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Meeting. Instructions on voting your shares are on the proxy materials you received for the Meeting. Even if you plan to attend the Meeting online, it is strongly recommended you complete and return your proxy card before the Meeting date, to ensure that your shares will be represented at the Meeting if you are unable to attend.
The accompanying proxy statement, which we refer to as the “Proxy Statement”, is dated July 30, 2024, and is first being mailed to stockholders of the Company on or about July 31, 2024. The sole purpose of the Meeting is to consider and vote upon the following proposals:
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a proposal to amend the Company’s amended and restated certificate of incorporation, (as amended, the “charter”), in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment”) to extend the date by which the Company must (i) consummate a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses, which we refer to as a “business combination”, (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Class A common stock included as part of the units sold in the Company’s initial public offering that was consummated on May 7, 2021, which we refer to as the “IPO”, from August 7, 2024 to January 7, 2025 or such earlier date as determined by the Board (the “Extension”), and such later date, the “Extended Date” (the “Extension Amendment Proposal”); and

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a proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, which we refer to as the “Adjournment Proposal”.

The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.
Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.
The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete our initial business combination (the “Business Combination”). We entered into a Business Combination Agreement with Velocium, Inc., a Delaware corporation, on July 15, 2024.Our board of directors (the “Board”) currently believes that there will not be sufficient time before August 7, 2024 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a Business Combination to the Extended Date in order for our stockholders to have the opportunity to participate in our future investment.

In connection with the Extension Amendment Proposal, public stockholders may elect to redeem their shares of Class A common stock issued in our IPO, which we refer to as “public shares”, for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, which election we refer to as the “Election”, regardless of whether such public stockholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date.
The Sponsor owns 4,841,173 shares of our common stock consisting of 2,128,715 Class A Common Stock and 2,128,715 Class B Common Stock, which we refer to as the “Founder Shares”, that were issued to the Sponsor prior to our IPO and including 583,743 private placement units, which we refer to as the “Private Placement Units”, that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. The Founder Shares include the Class A shares and the Class B shares and are subject to the same restrictions. The Sponsor owns 2,712,458 shares of Class A common stock, which includes as Class A common stock the 583,743 private placement units. Additionally, EF Hutton (f/k/a Kingswood Capital Markets), a division of Benchmark Investments (the “Representative”), the underwriter in our IPO owns 173,098 Class B common stock, In the event of a liquidation, our Sponsor and the Representative will not receive any monies held in the Trust Account as a result of their ownership of the Class B common stock or the Private Placement Units, as applicable.
To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Meeting (or August 5, 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.
Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $11.74 without regard to any taxes which have been not yet withdrawn that are due and not yet paid and reimbursed at the time of the Meeting. The closing price of the Company’s Class A common stock on July 29, 2024, was $11.44. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.
If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by August 7, 2024, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law, which we refer to as the “DGCL”, to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and the Representative will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units, as applicable.
Subject to the foregoing, the affirmative vote of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, will be required to approve the Extension Amendment Proposal. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our Business Combination. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders. Our initial stockholders, including our Sponsor and our directors, currently own approximately 79.6% of the outstanding shares of common stock, and are expected to vote all of such shares in favor of the Charter Amendment Proposal and the Adjournment Proposal.
On July 29, 2024, the Nasdaq Hearings Panel (“Panel”) determined to delist the securities of the Company from The Nasdaq Stock Market (“Nasdaq” or the “Exchange”) and will suspend trading in those securities effective at the open of business on July 31, 2024. The Exchange will complete the delisting by filing a Form 25 Notification of Delisting with the U.S. Securities Exchange Commission, after applicable appeal periods have lapsed. On July 29, 2024, the Company submitted to Nasdaq a request that the Panel reconsider its delisting decision. The Company intends to challenge the delisting decision through its request for reconsideration and by appeal. The Company will file a report on Form 8-K announcing the Panel’s delisting decision.
Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Meeting.
Our Board has fixed the close of business on July 22, 2024 as the date for determining the stockholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Meeting or any adjournment thereof.
You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.
After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.
Under Delaware law and the Company’s bylaws, no other business may be transacted at the Meeting.
Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Adjournment Proposal and the Meeting. Whether or not you plan to attend the Meeting, we urge you to read this material carefully and vote your shares.
July 30, 2024	By Order of the Board of Directors
/s/ Jeff Ransdell Jeff Ransdell Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Meeting. If you are a stockholder of record, you may also cast your vote online at the Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast for the Adjournment Proposal and will have no effect on the outcome of the vote on the Adjournment Proposal. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the Adjournment Proposal.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on August 7, 2024: This notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/maquiacapital/ext2024.

MAQUIA CAPITAL ACQUISITION CORPORATION
50 Biscayne Boulevard, Suite 2406
Miami, FL 33132
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 7, 2024
PROXY STATEMENT
The special meeting of stockholders, which we refer to as the “Meeting”, of Maquia Capital Acquisition Corporation, which we refer to as the “we”, “us”, “our” or the “Company”, will be held at 10:00 a.m. Eastern Time on August 7, 2024 as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/maquiacapital/ext2024. The Special Meeting will be held for the sole purpose of considering and voting upon the following proposals:
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a proposal to amend the Company’s amended and restated certificate of incorporation, (as amended, the “charter”), in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment”) to extend the date by which the Company must (i) consummate a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses, which we refer to as a “business combination”, (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Class A common stock included as part of the units sold in the Company’s initial public offering that was consummated on May 7, 2021, which we refer to as the “IPO”, from August 7, 2024 to January 7,, 2025 or such earlier date as determined by the Board (the “Extension”), and such later date, the “Extended Date” (the “Extension Amendment Proposal”); and

•
a proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, which we refer to as the “Adjournment Proposal”.

The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.
The Extension Amendment Proposal is required for the implementation of the plan of the board of directors, which we refer to as the “Board”, to extend the date by which the Company has to complete our initial business combination (the “Business Combination”). The purpose of the Extension Amendment is to allow the Company more time to complete the Business Combination. In addition, we will not proceed with the Extension if the number of redemptions or repurchases of shares of our Class A common stock issued in our IPO, which shares we refer to as the “public shares”, causes us to have less than $5,000,001 of net tangible assets following the approval of the Extension Amendment Proposal.
In connection with the Extension Amendment Proposal, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, which election we refer to as the “Election”, regardless of whether such public stockholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date. The Sponsor owns 4,841,173 shares of our common stock consisting of 2,128,715 Class A Common Stock and 2,128,715 Class B Common Stock, which we refer to as the “Founder Shares”, that were issued to the Sponsor prior to our IPO and 583,743 private placement units, which we refer to as the “Private Placement Units”, that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. The Founder Shares include the Class A shares and the Class B shares and are subject to the same restrictions. The Sponsor owns 2,712,458 shares of Class A common stock, which includes as Class A common stock the 583,743 private placement units. Additionally, EF Hutton (f/k/a Kingswood Capital Markets), a division of Benchmark Investments (the “Representative”), the underwriter in our IPO owns 173,098 Class B common stock. In the event of a liquidation, our Sponsor and the Representative will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units, as applicable.
To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Meeting (or August 5, 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.
The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. In such event, the Company may need to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by August 7, 2024, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law, which we refer to as the “DGCL”, to provide for claims of creditors and other requirements of applicable law.
There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. Our Sponsor owns 4,841,173 shares of our common stock consisting of 2,128,715 Class A Common Stock and 2,128,715 Class B Common Stock, which we refer to as the “Founder Shares” and which were issued to the Sponsor prior to our IPO, and 583,743 Private Placement Units, which we refer to as the “Private Placement Units”, that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. The Founder Shares include the Class A shares and the Class B shares and are subject to the same restrictions. The Sponsor owns 2,712,458 shares of Class A common stock, which includes as Class A common stock the 583,743 private placement units. Additionally, EF Hutton (f/k/a Kingswood Capital Markets), a division of Benchmark Investments (the “Representative”), the underwriter in our IPO owns 173,098 Class B common stock. In the event of a liquidation, our Sponsor and the Representative will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units, as applicable. As a consequence, a liquidating distribution will be made only with respect to the public shares.
On July 29, 2024, the Nasdaq Hearings Panel (“Panel”) determined to delist the securities of the Company from The Nasdaq Stock Market (“Nasdaq” or the “Exchange”) and will suspend trading in those securities effective at the open of business on July 31, 2024. The Exchange will complete the delisting by filing a Form 25 Notification of Delisting with the U.S. Securities Exchange Commission,after applicable appeal periods have lapsed. On July 29, 2024, the Company submitted to Nasdaq a request that the Panel reconsider its delisting decision. The Company intends to challenge the delisting decision through its request for reconsideration and by appeal. The Company will file a report on Form 8-K announcing the Panel’s delisting decision.
If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.15 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended, which we refer to as the “Securities Act”. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $11.74 without regard to any taxes which have been not yet withdrawn that are due and not yet paid and reimbursed. Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $11.74, plus interest, due to unforeseen claims of creditors.
Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.
Because the Company will not be complying with Section 280 of the DGCL as described in our IPO prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”), Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.
If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the investment management trust agreement, dated May 4, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trust Agreement”), will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount”, equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a Business Combination on or before the Extended Date. Holders of public shares who do not redeem their public shares at this time will retain their redemption rights and their ability to vote on a Business Combination through the Extended Date if the Extension Amendment Proposal is approved.
Our Board has fixed the close of business on July 22, 2024 as the date for determining the stockholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Meeting or any adjournment thereof. On the record date of the Meeting, there were 3,709,774 shares of Class A common stock and 2,371,813 shares of Class B common stock outstanding. The Company’s warrants do not have voting rights in connection with the proposals.
This Proxy Statement contains important information about the Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Advantage Proxy to assist in the solicitation of proxies for the Meeting. We have agreed to pay Advantage Proxy a fee of $7,500. We will also reimburse Advantage Proxy for reasonable out-of-pocket expenses and will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages, and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate a Business Combination.
This Proxy Statement is dated July 30, 2024 and is first being mailed to stockholders on or about July 31, 2024.
July 30, 2024	By Order of the Board of Directors
/s/ Jeff Ransdell Jeff Ransdell Chief Executive Officer

QUESTIONS AND ANSWERS ABOUT THE MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annex to this Proxy Statement.
Why am I receiving this Proxy Statement?
We are a blank check company formed in Delaware in December 2020, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses, which we refer to as our initial business combination. On May 7, 2021, we consummated our IPO from which we derived gross proceeds of approximately $160 million in the aggregate. The amount in the Trust Account was initially $10.15 per public share but was increased to $11.74 without regard to any taxes which have been not yet withdrawn that are due and not yet paid and reimbursed — per public share in connection with the prior extensions of the termination date to August 7, 2024. Like most blank check companies, our charter provides for the return of our IPO proceeds held in trust to the holders of shares of Class A common stock sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, August 7, 2024). Our Board believes that it is in the best interests of the stockholders to continue our existence until the Extended Date in order to allow us more time to complete the Business Combination.
This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the special meeting of stockholders to be held on August 7, 2024 at 10:00 a.m., local time, at the offices of the Company located at 50 Biscayne Boulevard, Suite 2406, Miami, FL 33132, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting. The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Business Combination.

What is being voted on?
You are being asked to vote on two proposals:
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a proposal to amend our charter to extend the date by which we have to consummate a Business Combination from August 7, 2024 to January 7, 2025 or such earlier date as determined by the Board; and

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a proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

The Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date that we have to complete our Business Combination. The purpose of the Extension Amendment is to allow the Company more time to complete the Business Combination. Approval of the

Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal is approved, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a Business Combination on or before the Extended Date.
We will not proceed with the Extension if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.
If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved. In such event, we may need to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
If the Extension Amendment Proposal is not approved and we have not consummated the Business Combination by August 7, 2024, we will (i) cease all operations except for the purpose of winding up, as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and
(ii)   as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and the Representative will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units, as applicable.

Why is the Company proposing the Extension Amendment Proposal?	Our charter provides for the return of our IPO proceeds held in trust to the holders of shares of Class A common stock sold in our IPO if there is no qualifying Business Combination consummated on or before August 7, 2024. As explained below, we will not be able to complete the Business Combination by that date and therefore, we are asking for an extension of this timeframe.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Business Combination. There is no assurance that the Company will be able to consummate the Business Combination, given all the actions that must occur prior to August 7, 2024.
The Company believes that given its expenditure of time, effort, and money on finding a Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a Business Combination, (ii) cease our operations if we fail to complete such Business Combination, and (iii) redeem or repurchase 100% of our Class A common stock included as part of the units sold in our IPO from August 7, 2024 to January 7, 2025.
You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

Why is the Company proposing the Adjournment Proposal?	The Company is proposing the Adjournment Proposal to provide flexibility to adjourn the Meeting to give the Company more time to seek approval of the Extension Amendment Proposal if necessary. If the Adjournment Proposal is not approved, the Company will not have the ability to adjourn the Meeting to a later date for the purpose of soliciting additional proxies. In such event, the Extension would not be completed, the Company would cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares for cash and, subject to the approval of its remaining stockholders and its board of directors, dissolving and liquidating.
Why should I vote “FOR” the Extension Amendment Proposal?
Our Board believes stockholders should have an opportunity to evaluate the Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a Business Combination, (ii) cease our operations if we fail to complete such Business Combination, and
(iii)   redeem or repurchase 100% of our Class A common stock included as part of the units sold in our IPO from

August 7, 2024 to January 7, 2025 or such earlier date as determined by the Board. The Extension would give the Company the opportunity to complete the Business Combination.
Our charter provides that if our stockholders approve an amendment to our charter that would affect the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our Business Combination before August 7, 2024, we will provide our public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the charter.
Our Board recommends that you vote in favor of the Extension Amendment Proposal.

Why should I vote “FOR” the Adjournment Proposal?	If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.
When would the Board abandon the Extension Amendment Proposal?	Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders. In addition, we will not proceed with the Extension if the number of redemptions or repurchases of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.
How do the Company insiders intend to vote their shares?	All of our directors, executive officers, Sponsor, and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal and the Adjournment Proposal. Currently, the Sponsor and our officers and directors own approximately 79.6% of our issued and outstanding shares of common stock, including 2,128,715 shares of Class A Common Stock and 2,128,715 shares of Class B Common Stock and 583,743 Private Placement Units. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of Class A common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.
What vote is required to adopt the proposals?	The approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of our outstanding shares of common stock on the record date.

The approval of the Adjournment Proposal will require the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy.
Approval of both proposals is assured without the vote of the Public Shareholders since the Sponsor and the Company’s officers and directors intend to vote any stock over which they have voting control in favor of the proposals.

What if I don’t want to vote “FOR” any of the proposals?	If you do not want the Adjournment Proposal to be approved, you must vote against such proposal. If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.
Is the Company subject to the Investment Company Act of 1940?
The Company completed its IPO in May 2021. As a blank check company, the efforts of the Company’s board of directors and management have been focused on searching for a target business with which to consummate an initial business combination since the completion of its IPO.
With respect to the regulation of special purpose acquisition companies like Maquia (“SPACs”), on January 24, 2024, the SEC adopted the previously proposed rules (the “SPAC Rules”) on January 24, 2024 relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and to the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”). These SPAC Rules may increase the costs of and the time needed to negotiate and complete an initial business combination, and may constrain the circumstances under which we could complete an initial business combination.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC. It is possible that a claim could be made that Maquia has been operating as an unregistered investment company. This risk may be increased if Maquia continues to hold the funds in the Trust Account in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, rather than instructing the trustee to liquidate the securities in the Trust Account and hold the funds in the Trust Account in cash.

If Maquia is deemed to be an investment company under the Investment Company Act, its activities would be severely restricted. In addition, it would be subject to burdensome compliance requirements. Maquia does not believe that its principal activities will subject it to regulation as an investment company under the Investment Company Act. However, if it is deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, it would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless it is able to modify its activities so that it would not be deemed an investment company, Maquia would expect to abandon its efforts to complete an initial business combination and instead to liquidate. If Maquia is required to liquidate, Maquia’s stockholders would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and the Maquia Warrants would expire worthless.

To mitigate the risk that we could be deemed to be an investment company for purposes of the Investment Company Act, following the Third Extension, we instructed the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in an interest-bearing demand deposit account at a bank until the earlier of the consummation of a Business Combination or our liquidation. Following the liquidation of securities in the Trust Account, we may receive less interest on the funds held in the Trust Account than the interest we would have received pursuant to our original Trust Account investments, which could reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company
Until May 2023, the funds in the Trust Account had, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, following the Third Extension, we instructed the trustee with respect to the Trust Account to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest-bearing demand deposit account at a bank until the earlier of consummation of an initial business combination or liquidation of the Company. Following such liquidation, we may receive less interest on the funds held in the Trust Account than the interest we would have received pursuant to our original Trust Account investments; however, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes. Consequently, the transfer of the funds in the Trust Account to an interest-bearing demand deposit account at a bank could reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.
What happens if the Extension Amendment Proposal is not approved?
Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal.
If the Extension Amendment Proposal is not approved and we have not consummated a Business Combination by August 7, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.
In the event of a liquidation, the Sponsor and the Representative will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units, as applicable.

If the Extension Amendment Proposal is approved, what happens next?
We are seeking the Extension Amendment to provide us additional time to complete the Business Combination. Our seeking to complete the Business Combination will involve:
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in the event our current Business Combination Agreement with Velocium, Inc. does not close, negotiating and executing a definitive agreement and related agreements;

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completing proxy materials;

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establishing a meeting date and record date for considering the Business Combination, and distributing proxy materials to stockholders; and

•
holding a special meeting to consider the Business Combination.

We are seeking approval of the Extension Amendment Proposal because we will not be able to complete all of the tasks listed above prior to August 7, 2024. If the Extension Amendment Proposal is approved, we expect to seek stockholder approval of the Business Combination as soon as practicable. If stockholders approve the Business Combination, we expect to consummate the Business Combination as soon as possible following such stockholder approval.
Upon approval of the Extension Amendment Proposal by the affirmative vote of the holders of at least 65% of the shares of the common stock outstanding as of the record date, we will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto. We will remain a reporting company under the Exchange Act and our units, Class A common stock and public warrants will remain publicly traded.
If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by our Sponsor and our directors and our officers as a result of their ownership of the Founder Shares.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.
What happens to the Company warrants if the Extension Amendment Proposal is not approved?
If the Extension Amendment Proposal is not approved and we have not consummated the Business Combination by August 7, 2024, we will (i) cease all operations except for the purpose of winding up,
(ii)   as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and
(iii)   as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.
What happens to the Company’s warrants if the Extension Amendment Proposal is approved?	If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a Business Combination until the Extended Date. The public warrants will remain outstanding and only become exercisable 30 days after the completion of a Business Combination, provided that we have an effective registration statement under the Securities Act covering the shares of Class A common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).
Would I still be able to exercise my redemption rights if I vote “AGAINST” the Business Combination?	Unless you elect to redeem your public shares at this time, you will be able to vote on the Business Combination when it is submitted to stockholders if you are a stockholder on the record date for a meeting to seek stockholder approval of the Business Combination. If you disagree with the Business Combination, you will retain your right to redeem your public shares upon consummation of the Business Combination in connection with the stockholder vote to approve the Business Combination, subject to any limitations set forth in our charter.
How do I attend the meeting?	You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer & Trust Company to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: 917-262-2373, or email proxy@continetal stock.com.
How do I change or revoke my vote?	You may change your vote by e-mailing a later dated, signed proxy card to our Secretary at guillermo@maquiacapital.com, so that it is received by our Secretary prior to the Meeting or by attending the Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to our Secretary, which must be received by our Secretary prior to the Meeting.
Please note, however, that if on the record date, your shares were held not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Meeting and vote at the Meeting online, you must follow the instructions included with the enclosed proxy card.
How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. (i) Extension Amendment Proposal. The Extension Amendment Proposal must be approved by the affirmative vote of at least 65% of the outstanding shares as of the record date of our common stock, including the Founder Shares. Accordingly, a stockholder’s failure to vote by proxy or to vote online at the Meeting or an abstention with respect to the Extension Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.
(ii) Adjournment Proposal.   The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy. Accordingly, a stockholder’s failure to vote by proxy or to vote online at the Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.
If my shares are held in “street name,” will my broker automatically vote them for me?	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.
What is a quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the record date issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, constitute a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Meeting. As of the record date for the Meeting, 3,953,031 shares of our common stock would be required to achieve a quorum.

Who can vote at the Meeting?
Only holders of record of our common stock at the close of business on July 22, 2024 are entitled to have their vote counted at the Meeting and any adjournments or postponements thereof. On this record date, 3,709,774 shares of Class A common stock and 2,371,813 shares of Class B common stock were outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name.   If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online at the Meeting or vote by proxy. Whether or not you plan to attend the Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Meeting unless you request and obtain a valid proxy from your broker or other agent.
Does the Board recommend voting for the approval of the proposals?	Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal, if presented.
What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?	The Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of (i) 4,841,173 shares of our common stock consisting of 2,128,715 Class A common stock and 2,128,715 Class B common stock (purchased for $25,000), and 583,743 Private Placement Units (purchased for $5,837,430), held by our Sponsor, which would expire worthless if a Business Combination is not consummated and (ii) two promissory notes in the aggregate principal amount of up to$5,063,103 issued by the Sponsor in connection with prior extensions of the termination date to August 7, 2024. See the section entitled “The Extension Amendment Proposal — Interests of the Sponsor and our Directors and Officers”.
Do I have appraisal rights if I object to any of the proposals?	Our stockholders do not have appraisal rights in connection with the proposals under the DGCL.
What do I need to do now?	We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.
How do I vote?	If you are a holder of record of our common stock, you may vote online at the Meeting or by submitting a proxy for the Meeting. Whether or not you plan to attend the Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Meeting and vote online if you have already voted by proxy.
If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Meeting unless you request and obtain a valid proxy from your broker or other agent.
How do I redeem my shares of Class A common stock?	If the Extension is implemented, each of our public stockholders may seek to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed Business Combination, or if we have not consummated a Business Combination by the Extended Date.
In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on August 5, 2024 (two business days before the Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:
Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004Attn: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com

What should I do if I receive more than one set of voting materials?	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.
Who is paying for this proxy solicitation?	We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Advantage Proxy to assist in the solicitation of proxies for the Meeting. We have agreed to pay Advantage Proxy a fee of $7,500. We will also reimburse Advantage Proxy for reasonable out-of-pocket expenses and will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate a Business Combination.
Who can help answer my questions?
If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor, Advantage Proxy, at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com.
You may also contact us at:
Maquia Capital Acquisition Corporation 50
Biscayne Boulevard, Suite 2406

Miami, FL 33132
Telephone: (305) 608-1395
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

FORWARD-LOOKING STATEMENTS
Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, a potential Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.
The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward- looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
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our ability to enter into a definitive agreement and related agreements with respect to a Business Combination;

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our ability to complete a Business Combination;

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the anticipated benefits of a Business Combination;

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the volatility of the market price and liquidity of our securities;

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the use of funds not held in the trust account;

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the competitive environment in which our successor will operate following a Business Combination; and

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proposed changes in SEC rules related to special purpose acquisition companies (“SPACs”).

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events, or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in our Annual Report on Form 10-K filed with the SEC on April 16, 2024, and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS
You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on April 16, 2024, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected, or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There are no assurances that the Extension will enable us to complete a Business Combination.
Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that a Business Combination will be consummated prior to the Extended Date. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek stockholder approval of a Business Combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve a Business Combination. Even if the Extension or a Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.
A 1% U.S. federal excise tax may be imposed on us in connection with our redemptions of shares in connection with a Business Combination or other stockholder vote pursuant to which stockholders would have a right to submit their shares for redemption (a “Redemption Event”).
On August 16, 2022, President Biden signed into law the Inflation Reduction Act (the “IRA”), which, among other things, imposes a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded domestic corporations and certain domestic subsidiaries of publicly traded foreign corporations. This excise tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. Generally, the amount of the excise tax is 1% of the fair market value of the shares repurchased at the time of the repurchase. For the purposes of calculating the excise tax, the repurchasing corporation is permitted to net the fair market value of certain new stock issuances against the fair market value of the stock repurchases that occur in the same taxable year. The IRA excise tax applies to repurchases that occur after December 31, 2022.Any repurchases or redemption of our Maquia Common Stock in connection with the Business Combination may be subject to the excise tax. In connection with the redemptions following the Third Extension, Maquia recorded excise tax of $265,380. This excise tax may be reduced by shares issued by Maquia in 2023. Whether and to what extent we would be subject to the excise tax in connection with the Business Combination would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the Business Combination, (ii) the structure of the Business Combination, (iii) the nature and amount of any other equity issuances in connection with the Business Combination (or otherwise issued not in connection with the Business Combination but issued within the same taxable year of the Business Combination) and (iv) the regulations and other guidance issued by the U.S. Treasury Department and the IRS. Since the excise tax would be payable by us and not by the redeeming holder, we have yet to determine the mechanics of any required payment of the excise taxes. Any excise tax payable by us may cause a reduction in the cash available to us to complete the Business Combination, could affect our ability to complete the Business Combination, and may cause a reduction in amounts available for redemptions.
Accordingly, redemptions of our Public Shares in connection with the Extension may subject us to the excise tax. Redemptions would only occur if the Extension Proposal is approved by our stockholders and the Extension is implemented by the Board.

As described in the section below entitled “The Extension Amendment Proposal — Redemption Rights”, if the deadline for us to complete a Business Combination (currently, August 7, 2024) is extended, our public stockholders will have the right to require us to redeem their Public Shares. Any redemption or other repurchase may be subject to the excise tax. The extent to which we would be subject to the excise tax in connection with a Redemption Event would depend on a number of factors, including: (i) the fair market value of the redemptions and repurchases in connection with the Redemption Event, (ii) the nature and amount of any “PIPE” or other equity issuances in connection with the Business Combination (or otherwise issued not in connection with the Redemption Event but issued within the same taxable year of the Business Combination), (iii) if we fail to timely consummate a Business Combination and liquidate in a taxable year following a Redemption Event and (iv) the content of any proposed or final regulations and other guidance from the Treasury Department. In addition, because the excise tax would be payable by us and not by the redeeming holders, the mechanics of any required payment of the excise tax remains to be determined. Any excise tax payable by us in connection with a Redemption Event may cause a reduction in the cash available to us to complete a Business Combination and could affect our ability to complete a Business Combination.
Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial Business Combination.
We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and, potentially, non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and potentially other legal and regulatory requirements, and our consummation of an initial Business Combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-Business Combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. The SEC has, in the past year, adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial Business Combination.
The SEC has issued rules relating to certain activities of SPACs. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial Business Combination and may constrain the circumstances under which we could complete an initial Business Combination. The need for compliance with the SPAC Rules may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.
With respect to the regulation of special purpose acquisition companies like Maquia (“SPACs”), on January 24, 2024, the SEC adopted the previously proposed rules (the “SPAC Rules”) on January 24, 2024 relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and to the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”). These SPAC Rules may increase the costs of and the time needed to negotiate and complete an initial business combination, and may constrain the circumstances under which we could complete an initial business combination. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with the SPAC Rules, may increase the costs and time of negotiating and completing an initial Business Combination, and may constrain the circumstances under which we could complete an initial Business Combination. The need for compliance with the SPAC Rules may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.
If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company.
As described further above, the SPAC Rule s relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder.
If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.
To mitigate the risk that we could be deemed to be an investment company for purposes of the Investment Company Act, following the Third Extension, we instructed the trustee to liquidate the securities held in the trust account and instead to hold the funds in the trust account in an interest-bearing demand deposit account at a bank until the earlier of the consummation of a Business Combination or our liquidation. Following the liquidation of securities in the trust account, we may receive less interest on the funds held in the trust account than the interest we would have received pursuant to our original trust account investments, which could reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.
Until May 2023, the funds in the trust account had, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, following the Third Extension, we instructed the trustee with respect to the trust account to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in an interest-bearing demand deposit account at a bank until the earlier of consummation of an initial business combination or liquidation of the Company. Following such liquidation, we may receive less interest on the funds held in the trust account than the interest we would have received pursuant to our original trust account investments; however, interest previously earned on the funds held in the trust account still may be released to us to pay our taxes. Consequently, the transfer of the funds in the trust account to an interest-bearing demand deposit account at a bank could reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.
We may not be able to complete a Business Combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.
Certain acquisitions or business combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an Initial Business Combination to be consummated with us, we may not be able to consummate a business combination with such target. In addition, regulatory considerations may decrease the pool of potential target companies we may be willing or able to consider.
Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.
Outside the United States, laws or regulations may affect our ability to consummate a business combination with potential target companies incorporated or having business operations in jurisdictions where national security considerations, involvement in regulated industries (including telecommunications), or in businesses where a country’s culture or heritage may be implicated.
U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target.
As a result of these various restrictions, the pool of potential targets with which we could complete a Business Combination may be limited and we may be adversely affected in terms of competing with other SPACs that do not have similar ownership issues. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $10.61 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.
We may be deemed a “foreign person” under the regulations relating to CFIUS and our failure to obtain any required approvals within the requisite time period may require us to liquidate.
The Company’s Sponsor is Maquia Investments North America, LLC, a Delaware limited liability company. The sponsor currently owns 4,841,173 shares of our common stock, consisting of 2,128,715 shares of Class A Common Stock and 2,128,715 shares of Class B Common Stock, and 583,743 Private Placement Units, that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. Guillermo Cruz, the Company’s Chief Operating Officer and a U.S. citizen, is sole managing member of the Sponsor. Other members of the Sponsor include certain officers and directors of the Company. The sponsor is not controlled by a non-U.S. person. Approximately 51.1% of the total allocated membership interests in the Sponsor are owned by U.S. persons on a look-through basis. Of the approximately 48.9% of interests in the Sponsor owned by non-U.S. persons on a look-through basis, approximately 28.9% of interests are owned by persons in Mexico and approximately 6.4% of interests are owned by persons in Guatemala. No other non-U.S. jurisdictions represent more than 5% of Sponsor interests. To the best of the Company’s knowledge, other than the members holding an approximate 48.9% interest in the Sponsor, the Sponsor does not have substantial ties with any non-U.S. persons.
We do not believe that either we or our Sponsor constitute a “foreign person” under CFIUS rules and regulations. However, if CFIUS considers us to be a “foreign person” and believes that the business of a Business Combination target may affect national security, we could be subject to foreign ownership restrictions and/or CFIUS review. If a potential Business Combination falls within the scope of applicable foreign ownership restrictions, we may be unable to consummate a Business Combination. In addition, if a potential Business Combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with a Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Business Combination.

Although we do not believe we or the Sponsor are a “foreign person”, CFIUS may take a different view and decide to block or delay a potential Business Combination, impose conditions to mitigate national security concerns with respect to a potential Business Combination, order us to divest all or a portion of a U.S. business of the potential combined company if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any potential foreign ownership by the Sponsor. As a result, the pool of potential targets with which we could complete a Business Combination may be limited due to such regulatory restrictions. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete a Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $10.61 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a potential Business Combination and the chance of realizing future gains on your investment through any price appreciation in the combined company.
The Extension contemplated by the Charter Amendment Proposal contravenes Nasdaq rules and, as a result, may lead Nasdaq to suspend trading in our securities or lead our securities to be delisted from Nasdaq.
Our Class A common stock, units and warrants are listed on Nasdaq. Nasdaq IM-5101-2 requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of its registration statement for its initial public offering (the “Nasdaq Deadline”). The Charter Amendment, if approved and implemented, would extend the Company’s termination date beyond the Nasdaq Deadline. As a result, the Charter Amendment contemplated by the Charter Amendment proposal does not comply with Nasdaq rules. There is a risk that trading in the Company’s securities may be suspended and the Company may be subject to delisting by Nasdaq if the Charter Amendment proposal is approved and the Extension implemented, and the Company does not complete one or more business combinations by the Nasdaq Deadline. We cannot assure you that Nasdaq will not delist the Company in such event, or that we will be able to obtain a hearing with Nasdaq’s Hearings Panel to appeal the delisting determination, or that our securities will not be suspended pending the Hearing Panel’s decision.
In addition, we are subject to compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Such continued listing requirements for our common stock include, among other things, the requirement to maintain at least 300 public holders and at least 500,000 publicly held shares. Pursuant to the terms of our charter, in the event the Charter Amendment Proposal is approved and the charter is amended, public stockholders may elect to redeem their public shares and, as a result, we may not be in compliance with Nasdaq’s continued listing requirements.
We expect that if our Class A common stock fails to meet Nasdaq’s continued listing requirements, our units and warrants will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our Class A common stock, units or warrants will be able to meet any of Nasdaq’s continued listing requirements following any stockholder redemptions of our public shares in connection with the amendment of our certificate of incorporation pursuant to the Charter Amendment Proposal. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange.
On January 8, 2024, we received a notice from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) (the “Notice”) of failure to satisfy a continued listing standard from Nasdaq under Listing Rule 5620(a). The Notice indicated that the Company failed to hold an annual meeting of stockholders within the required twelve-month period from the end of the Company’s fiscal year. Pursuant to the listing rules, the Company provided a plan for addressing the deficiency and becoming compliant. In response, the listing analyst granted the Company until May 20, 2024 to hold an annual shareholder’s meeting, which the Company did. On May 23, 2024, Nasdaq advised that the Company regained compliance with the annual meeting of shareholders requirement in Listing Rule Listing Rule 5620(a).
On May 7, 2024, the Company received a notice from Nasdaq that the Company, as a special purpose acquisition corporation, must complete one or more business combinations within 36 months of the effectiveness of its IPO pursuant to Listing Rule IM-5101-2. Because the Company was unable to complete a business combination by the end of the 36-month period, the Company was not in compliance. In conformity with the Listing Rules, the Company filed an appeal on May 13, 2024. A hearing on this matter was held on June 20, 2024. On July 29, 2024, Nasdaq advised the Company that the Panel granted the Company’s request for continued listing on the Nasdaq Capital Market, subject to the following: (1) on or before July 15, 2024, the Company will enter into a definitive business combination agreement with Regulus 333, S.A.P.I. de C.V.; and (2) on or before November 4, 2024, the Company will complete the business combination agreement with Regulus and demonstrate compliance with all applicable initial listing standards for the Nasdaq Capital Market. Nasdaq advised the Company that November 4, 2024 represents the full extent of the Panel’s discretion to grant continued listing while the Company is non-compliant with Listing Rule IM-5101-2. Nasdaq advised it is a requirement during the exception period that the Company provide prompt notification of any significant events that occur during this time that may affect the Company’s compliance with Nasdaq requirements. This includes, but is not limited to, any event that may call into question the Company’s ability to meet the terms of the exception granted. The Panel reserved the right to reconsider the terms of this exception based on any event, condition or circumstance that exists or develops that would, in the opinion of the Panel, make continued listing of the Company’s securities on the Exchange inadvisable or unwarranted. In addition, any compliance document will be subject to review by the Panel, which may, in its discretion, request additional information before determining that the Company has complied with the terms of the exception. On July 15, 2024, the Company executed a Business Combination Agreement with Merger Sub and Velocium, Inc. On July 17, 2024, the Company provided to Nasdaq a copy of the Business Combination Agreement between the Company, Merger Sub, and Velocium. On July 19, 2024, the Company filed a Form 8-K with the SEC regarding the Business Combination Agreement with Merger Sub and Velocium. A copy of that Form 8-K was provided to Nasdaq on July 23, 2024.
On May 22, 2024, the Company received a notice from Nasdaq of the Company being delinquent in filing its Form 10-Q in accordance with Listing Rule 5250(c)(1) for the period ending March 31, 2024. The Company timely filed a request for a hearing before the Nasdaq Hearing Panel on May 29, 2024, in accordance with Listing Rule 5815(a)(1)(B), thus automatically extending the stay of suspension for 15 days, i.e., through June 13, 2024. The request for a stay also appealed to the Panel that the suspension be extended for an additional four days to June 17, 2024. On June 14, 2024, the Company filed its Form 10-Q with the SEC. On July 9, 2024, Nasdaq advised that the Company regained compliance with the Periodic Filing Rule.
On July 29, 2024, the Nasdaq Hearings Panel (“Panel”) determined to delist the securities of the Company from The Nasdaq Stock Market (“Nasdaq” or the “Exchange”) due to its failure to comply with the terms of the Panel decision dated July 9, 2024 (the “Decision”) following a hearing held before the Panel on June 20, 2024 (the “Hearing”). The Panel advised that trading in the Company’s securities will be suspended at the open of trading on July 31, 2024. Pursuant to the representations and information provided by the Company at the Hearing, the Decision required the Company to enter into a definitive business combination agreement with Regulus 333, S.A.P.I. de C.V. (“Regulus”) on or before July 15, 2024. On July 16, 2024, the Company provided an update to the Panel that it had entered into a business combination agreement. On July 17, 2024, the Company provided a copy of the business combination agreement reflecting the Company’s agreement to enter into a business combination with Velocium Inc. The Decision required the Company to notify the Panel promptly of any significant events that occur during the exception period that may affect Company’s compliance with Nasdaq requirements. This includes, but is not limited to, any event that may call into question the Company’s ability to meet the terms of the exception granted. Prior to July 17, 2024, the Panel was not informed that the Company had changed targets or that it had elected not to proceed with a business combination with Regulus as described at the Hearing. The Panel’s decision to grant an extension following the Hearing was based, in part, on the facts and timeline presented at the Hearing and the expedited review process and negotiations anticipated by the Company with respect to a specific target (Regulus). The Panel stated the Company’s failure to provide timely and accurate information to the Panel, in particular notification of this significant change in the target entity, raises serious doubts that the Company has an appropriate understanding of the exacting standards required of a Nasdaq listed company. Further, the Company did not provide the Panel with any substantive evidence or definitive timelines to evidence that the Company will be able to complete the business combination within the time available to the Panel under Listing Rules, in this case, November 4, 2024. The Panel stated an extension by the Panel is reserved for companies that have presented a compliance plan with definitive evidence that the company can regain and sustain compliance with Nasdaq Listing Rules. The Company has not provided any substantive information or detailed plan on the necessary steps it must take to facilitate the business combination, including when it expects to begin — or complete — the SEC registration review process or obtain shareholder approvals for the business combination. Combined with the Company’s failure to inform the Panel of a significant change impacting the Company’s compliance plan, the absence of definitive information and timeline on the Company’s plan to complete a business combination with a new target within the time remaining leaves the Panel with no choice but to determine that delisting the Company’s securities is the appropriate action to maintain the quality of and public confidence in the Exchange. For the foregoing reasons, the Panel determined to delist the Company’s securities from the Exchange and will suspend trading in those securities effective at the open of business on July 31, 2024. The Exchange will complete the delisting by filing a Form 25 Notification of Delisting with the U.S. Securities Exchange Commission, after applicable appeal periods have lapsed. The Company may request that the Nasdaq Listing and Hearing Review Council (the “Listing Council”) review this decision. A written request for review must be received within 15 days from the date of this decision. Pursuant to Nasdaq Listing Rule 5820(a), the Company must submit a fee of $15,000.00 to Nasdaq to cover the cost of the review. On July 29, 2024, the Company submitted to Nasdaq a request that the Panel reconsider its delisting decision. The Company intends to challenge the delisting decision through its request for reconsideration and by appeal. The Company will file a report on Form 8-K announcing this delisting decision.
If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:
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our ability to complete an initial Business Combination with a target company contemplating a Nasdaq listing, including the Business Combination;

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a limited availability of market quotations for our securities;

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reduced liquidity for our securities;

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a determination that our Class A common stock is a “penny stock” which will require brokers trading in our Class A common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

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a limited amount of news and analyst coverage; and

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a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A common stock, units and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute, and we would be subject to regulation in each state in which we offer our securities.

BACKGROUND
We are a blank check company formed in Delaware in December 2020, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses, which we refer to as our initial business combination.
There are currently 3,709,774 shares of our Class A common stock and 2,371,813 shares of our Class B common stock issued and outstanding. In addition, we issued 8,654,860 warrants to purchase 4,327,430 shares of Class A common stock as part of our IPO and warrants to purchase 583,743 shares of Class A common stock to Sponsor as part of the private placement that we consummated simultaneously with the consummation of the IPO. Each whole warrant entitles its holder to purchase one share of Class A common stock at an exercise price of $11.50 per share. The warrants will become exercisable on the later of: (1) 30 days after the completion of our initial business combination, and (2) 12 months from the closing of the IPO. The warrants issued to public stockholders will expire five years from the consummation of a Business Combination or earlier upon redemption or liquidation. Once the warrants become exercisable, the Company may redeem the outstanding warrants at a price of $0.01 per warrant, provided that the reported last sale price of our Class A common stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading-day period commencing once the warrants become exercisable and ending on the third trading day prior to the date on which we give proper notice of such redemption and provided certain other conditions are met. The private placement warrants, however, are non-redeemable so long as they are held by their initial purchasers or their permitted transferees.
Following the closing of the IPO, $173.1 million of the net proceeds of the sale of the Maquia Units and the additional proceeds from the Private Placement Units were placed in the Trust Account. Except for a portion of the interest earned on the funds held in the Trust Account that may be released to Maquia to pay taxes, the funds held in the Trust Account may not be released from the Trust Account until the earlier of the completion of Maquia’s initial business combination and the redemption of 100% of its Public Shares if Maquia is unable to consummate a business combination by the deadline (unless such date is further extended in accordance with the existing governing documents) or obtain the approval of Maquia’s stockholders to extend the deadline for Maquia to consummate an initial business combination.
In connection with the Second Extension, Third Extension and Fourth Extension, stockholders holding 13,769,910; 2,449,091 & 93,402 shares of Maquia Class A Common Stock, respectively, exercised their right to redeem their shares for a pro rata portion of the funds in the Trust Account. As a result of the redemptions following the Second Extension, Third Extension and Fourth Extension, approximately $143.5 million, $26.5 million and $1.03 million was removed from the Trust Account to pay redeeming stockholders, respectively. Following such redemptions, Maquia has 997,316 Public Shares outstanding.
In connection with the Second Extension, the Sponsor made six monthly contributions to the Trust Account of $159,291, for a total of $955,746 through May 7, 2023. On May 5, 2023, our stockholders approved an amendment to our charter and an amendment to the trust agreement for a Third Extension. The amendments enabled us to extend the period of time we have to consummate our initial business combination by six months from May 7, 2023 to up to February 7, 2024, by electing to extend the date to consummate an initial business combination on a monthly basis for up to six times by an additional one month each time after the Termination Date, until February 7, 2024 or a total of up to six (6) months after the Termination Date, or such earlier date as determined by our Board, unless the closing of the Company’s initial business combination shall have occurred, provided that the sponsor (or its affiliates or permitted designees) will deposit into the trust account an amount determined by multiplying $0.025 by the number of public shares then outstanding, up to a maximum of $27,268 for each such one-month extension unless the closing of the Company’s initial business combination shall have occurred, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination.
To date, the Sponsor has deposited an aggregate of $5,063,103 of Extension Payments into the trust account and intends to continue to extend the Termination Date up to January 7, 2025. In connection with the votes to approve the Extensions, the holders of 16.2 million shares of Class A common stock properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.16 per share, for an aggregate redemption amount of approximately $164.17 million. If Maquia opts not to utilize any remaining portion of the extension period prior to August 7, 2024, then Maquia will liquidate and dissolve promptly in accordance with the Existing Certificate of Incorporation, and its Sponsor’s obligation to make additional contributions will terminate.
Following the collective Extensions and public shareholder redemptions, there is $11,633,962.95 in our Trust Account. The total amount of Extension Payments deposited is $5,063,103. The total amount deposited by the Sponsor since the IPO is $11,963,543 as of June 28, 2024. Our Trust Account is held in the United States and maintained by Continental Stock Transfer & Trust Company, acting as trustee, invested in U.S. “government securities”, within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, which we refer to as the “1940 Act”, with a maturity of 185 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the 1940 Act, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the proceeds in the Trust Account.
You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

THE SPECIAL MEETING
Overview
Date, Time and Place.   The Meeting of the Company’s stockholders will be held at 10:00 a.m. Eastern Time on August 7, 2024 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Meeting via a live webcast available at https://www.cstproxy.com/maquiacapital/ext2024. The Meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our common stock as of the close of business on the record date will be entitled to attend the virtual meeting.
To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our common stock.
If your shares are registered in your name with our transfer agent and you wish to attend the online-only virtual meeting, go to https://www.cstproxy.com/maquiacapital/ext2024, enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.
Beneficial stockholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent, a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact our transfer agent at least five business days prior to the meeting date.
Quorum.   A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the record date issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Meeting. As of the record date for the Meeting, 3,953,031 shares of our common stock would be required to achieve a quorum.
Voting Power; Record Date.   You will be entitled to vote or direct votes to be cast at the Meeting, if you owned the Company’s Class A common stock at the close of business on July 22, 2024, the record date for the Meeting. You will have one vote per proposal for each share of the Company’s common stock you owned at that time. The Company’s warrants do not carry voting rights.
Votes Required.   Approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of the Company’s common stock outstanding on the record date, including the Founder Shares. If you do not vote or you abstain from voting on a proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes. Approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the votes cast by stockholders, represented in person (including virtually) or by proxy at the Meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Meeting will have no effect on the outcome of the Adjournment Proposal. If you do not want the Adjournment Proposal approved, you must vote “AGAINST” the Adjournment Proposal.
At the close of business on the record date of the Meeting, there were 3,709,774 shares of Class A common stock outstanding and 2,371,813 shares of Class B Common Stock outstanding, each of which entitles its holder to cast one vote per proposal.
If you do not want the Extension Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” the Extension Amendment. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal.
The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment Proposal.
Proxies; Board Solicitation; Proxy Solicitor.   Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Meeting. The Company has engaged Advantage Proxy to assist in the solicitation of proxies for the Meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Meeting if you are a holder of record of the Company’s common stock. You may contact Advantage Proxy at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com.
Additional Considerations relating to the Extension Amendment Proposal
The affirmative vote by holders of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, is required to approve the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented and, if the Business Combination has not been consummated by August 7, 2024, the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our Business Combination. Therefore, our Board will abandon and not implement such amendment unless our stockholders approve the Extension Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.
The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment Proposal. On the record date, the Sponsor and our directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote 4,841,173 shares of our common stock, consisting of 2,128,715 shares of Class A Common Stock and 2,128,715 shares of Class B Common Stock and 583,743 Private Placement Units, representing approximately 79.6% of the Company’s issued and outstanding shares of common stock. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of Class A common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.
Interests of the Sponsor, Directors and Officers
When you consider the recommendation of our Board, you should keep in mind that the Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:
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the fact that the Sponsor holds 4,841,173 shares of our common stock, consisting of 2,128,715 shares of Class A Common Stock and 2,128,715 shares of Class B Common Stock and 583,743 Private Placement Units, which would expire worthless if a Business Combination is not consummated;

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the fact that the Sponsor currently holds promissory notes in the principal amount of $5,063,103 outstanding, of which up to $1,500,000 may be convertible into units identical to the Private Placement Units upon the closing a Business Combination;

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the fact that since the IPO through June 28, 2024 the Sponsor has deposited a total of $11,963,543 in the Trust Account.

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the fact that, unless the Company consummates the Business Combination, the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by it on behalf of the Company to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account;

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the fact that, if the Trust Account is liquidated, including in the event we are unable to complete a Business Combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.15 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

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the fact that none of our officers or directors has received any cash compensation for services rendered to the Company.

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In connection with the IPO, our sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company;

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All rights specified in our charter relating to the right of officers and directors to be indemnified by the Company will continue after a business combination. If the business combination is not approved and the Company liquidates, it will not be able to perform its obligations to its officers and directors under those provisions;

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation
As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.
As previously announced, on July 15, 2024, we entered into the Business Combination Agreement with Merger Sub and Velocium, Inc. If the Business Combination Agreement and the transactions contemplated thereby are adopted and approved by our stockholders, and the Proposed Business Combination is subsequently completed, Merger Sub will merge with and into the Company, with Velocium continuing as the surviving company after the Merger, as a result of which the Company will become an indirect, wholly owned subsidiary of the Company. The Proposed Business Combination is subject to customary conditions of the respective parties, including the approval of the Proposed Business Combination by our stockholders.
Our Board has unanimously (i) approved and declared advisable the Business Combination Agreement and the Proposed Business Combination and (ii) resolved to recommend approval of the Business Combination Agreement and related matters by the stockholders of the Company. We will hold a meeting of stockholders to consider and approve the Proposed Business Combination and a proxy statement/prospectus will be sent to all of our stockholders. We and other parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the SEC related to the transaction, but have determined that there may not be sufficient time before August 7, 2024, to hold a special meeting to obtain the requisite stockholder approval of, and/or to consummate, the Proposed Business Combination.
The purpose of the Charter Amendment Proposal is to allow us more time to complete the Proposed Business Combination. The Board currently believes that there may not be sufficient time before August 7,

2024, to complete a business combination. Accordingly, our Board believes that to be able to consummate an initial business combination, we will need to obtain the Extension. Therefore, our Board has determined that it is in the best interests of our stockholders to further extend the date that we have to consummate a business combination to the Extended Date so that our stockholders have the opportunity to participate in this investment.
Our charter provides that the Company has until August 7, 2024, to complete the purposes of the Company including, but not limited to, effecting a Business Combination under its terms.
Our charter states that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if it does not complete a Business Combination before August 7, 2024, the Company will provide its public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable Business Combination in the timeframe contemplated by the charter.
In addition, the Company’s IPO prospectus and charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares, is required to extend our corporate existence in connection with the consummation of a Business Combination. Because we continue to believe that a Business Combination would be in the best interests of our stockholders and because we will not be able to conclude a Business Combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a Business Combination beyond August 7, 2024 to the Extended Date.
The Company is not asking you to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the Business Combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event the Business Combination is approved and completed or the Company has not consummated another Business Combination by the Extended Date.
After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company and its stockholders.
Recommendation of the Board
Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.

THE EXTENSION AMENDMENT PROPOSAL
The Company is proposing to amend its charter to extend the date by which the Company has to consummate a business combination to the Extended Date.
The Extension Amendment Proposal is required for the implementation of the Board’s plan to allow us more time to complete our Business Combination.
If the Extension Amendment Proposal is not approved and we have not consummated the Business Combination by August 7, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
A copy of the proposed amendment to the charter of the Company is attached to this Proxy Statement in Annex A.
Reasons for the Extension Amendment Proposal
The Company’s charter provides that the Company has until August 7, 2024 to complete a Business Combination. The purpose of the Extension Amendment is to allow the Company more time to complete its Business Combination.
The Company’s IPO prospectus and charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares, is required to extend our corporate existence in connection with consummation of a Business Combination. Additionally, our IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that a Business Combination would be in the best interests of our stockholders, and because we will not be able to conclude a Business Combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a Business Combination beyond August 7, 2024 to the Extended Date. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of the Business Combination.
We believe that the foregoing charter provision was included to protect stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the charter.
If the Extension Amendment Proposal is Not Approved
Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our Business Combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal.
If the Extension Amendment Proposal is not approved and we have not consummated the Business Combination by August 7, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
There will be no distribution from the Trust Account with respect to the Company’s warrants which will expire worthless in the event we wind up. In the event of a liquidation, the Sponsor and the Representative will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units, as applicable.
If the Extension Amendment Proposal Is Approved
If the Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to extend the time it has to complete a Business Combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, Class A common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate the Business Combination by the Extended Date.
Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.
You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.
If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved. We will not proceed with the Extension if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.
Redemption Rights
If the Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed Business Combination, or if the Company has not consummated a Business Combination by the Extended Date.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT PROPOSAL.
In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on August 5, 2024 (two business days before the Meeting), you must elect either to physically tender your stock certificates to the transfer agent, Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team, e-mail: spacredemptions@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on August 5, 2024 (two business days before the Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Meeting.
Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder, or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on August 5, 2024(two business days before the Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to the transfer agent and decide prior to the vote at the Meeting not to redeem your public shares, you may request that the transfer agent return the shares (physically or electronically). You may make such request by contacting the transfer agent at the address listed above. In the event that a public stockholder tender shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.
If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $11.74 without regard to any taxes which have been not yet withdrawn that are due and not yet paid and reimbursed at the time of the Meeting. The closing price of the Company’s Class A common stock on July 29, 2024 was $11.44.
If you exercise your redemption rights, you will be exchanging your shares of the Company’s Class A common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on August 5, 2024 (two business days before the Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.
Possible Claims Against and Impairment of the Trust Account
To protect amounts held in the trust account, our sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below: (1) $10.00 per public share; or (2) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, our Sponsor will not be responsible to the extent of any liability for such third-party claims. We have not independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and believe that our sponsor’s only assets are securities of our Company and, therefore, our Sponsor may not be able to satisfy those obligations. We have not asked our sponsor to reserve for such obligations. As a result, if we liquidate, the per-share distribution from the trust account could be less than $10.00 due to claims or potential claims of creditors. We will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account net of interest (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses).
In the event that the proceeds in the trust account are reduced below $10.00 per public share and our sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our sponsor to enforce such indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our sponsor to enforce such indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in the trust account available for distribution to our public stockholders may be reduced below $10.00 per share.
THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. In no event will our Board adjourn the Meeting beyond August 7, 2024.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.
Vote Required for Approval
The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.
Recommendation of the Board
Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a summary of certain United States federal income tax considerations for holders of our Class A common stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below.
This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors (i) subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)), (ii) that will hold Class A common stock as part of a “straddle”, “hedge”, “conversion”, “synthetic security”, “constructive ownership transaction”, “constructive sale”, or other integrated transaction for United States federal income tax purposes, (iii) subject to the applicable financial statement accounting rules of Section 451(b) of the Code, (iv) subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, (v) that actually or constructively own five percent or more of the Class A common stock of the Company, and (vi) that are Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our Class A common stock as “capital assets” (generally, property held for investment) under the Code.
If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our Class A common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our Class A common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.
WE URGE HOLDERS OF OUR CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.
U.S. Federal Income Tax Considerations to U.S. Holders
This section is addressed to U.S. Holders of the Company’s Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its Class A common stock of the Company and is:
•
an individual who is a United States citizen or resident of the United States;

•
a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•
an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•
a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable the Treasury Department regulations to be treated as a United States person.

Redemption of Class A Common Stock

In the event that a U.S. Holder’s Class A common stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A common stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of the Company’s stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of the Company’s shares both before and after the redemption. The redemption of Class A common stock generally will be treated as a sale of the Class A common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.
In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of the Company’s stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A common stock that could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A common stock must, among other requirements, be less than 80% of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of the Company’s stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of the Company’s stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the Class A common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction”.
If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described in the subsection below entitled “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions”.
U.S. Holders of the Company’s Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock of the Company will be treated as a sale or as a distribution under the Code.
Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale
If the redemption qualifies as a sale of Class A common stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Class A common stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Class A common stock based upon the then fair market values of the Class A common stock and the one-half of one warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its Class A common stock so redeemed. A U.S. Holder’s adjusted tax basis in its Class A common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A common stock or the U.S. Holder’s initial basis for Class A common stock received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.
Taxation of Distributions
If the redemption does not qualify as a sale of Class A common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in the Company’s Class A common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A common stock and will be treated as described in the subsection above entitled “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale”. Dividends the Company pays to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends the Company pays to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.
U.S. Federal Income Tax Considerations to Non-U.S. Holders
This section is addressed to Non-U.S. Holders of the Company’s Class A common stock that elect to have their Class A common stock redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its Class A common stock of the Company and is not a U.S. Holder.
Redemption of Class A Common Stock
The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s Class A common stock, as described in the subsection above entitled “U.S. Federal Income Tax Considerations to U.S. Holders”.
Non-U.S. Holders of the Company’s Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock will be treated as a sale or as a distribution under the Code.
Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale
If the redemption qualifies as a sale of Class A common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its Class A common stock of the Company, unless:
•
the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•
the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•
the Company is or has been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held the Company’s Class A common stock, and, in the case where shares of the Company’s Class A common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of the Company’s Class A common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of the Company’s Class A common stock. We do not believe the Company is or has been a U.S. real property holding corporation.
Taxation of Distributions
If the redemption does not qualify as a sale of Class A common stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions the Company makes to a Non-U.S. Holder of shares of the Company’s Class A common stock, to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of the Company’s Class A common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A common stock, which will be treated as described above in the subsection entitled “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock”. Dividends the Company pays to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).
As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s common stock, by:
•
each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•
each of our executive officers and directors that beneficially owns shares of common stock; and

•
all our officers and directors as a group.

In the table below, percentage ownership is based on the 6,081,587 shares of our common stock, consisting of (i) 3,709,774 shares of our Class A common stock and (ii) 2,371,813 shares of our Class B common stock, issued and outstanding as of the record date. In our Annual Report on Form 10-K filed with the SEC on April 16, 2024, the Company reported that as of December 31, 2023, there were 3,803,176 shares of Class A common stock and 2,371,813 shares of Class B common stock of the Company issued and outstanding. Due to redemptions as of February 29, 2024, there were 3,709,774 shares of Class A common stock and 2,371,813 shares of Class B common stock of the Company issued and outstanding. The Sponsor owns 2,712,458 shares of Class A common stock, which includes as Class A common stock the 583,743 private placement units.
On all matters to be voted upon, except as required by law, holders of the shares of Class A common stock and shares of Class B common stock vote together as a single class. Currently, all of the shares of Class B common stock are convertible into Class A common stock on a one-for-one basis.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these warrants are not exercisable within 60 days of the record date for the Meeting.
	Class A Common Stock		Class B Common Stock		Approximate Percentage of Outstanding Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Maquia Investments North America, LLC(2)	2,712,458	73.11%	2,128,715	89.75%	79.6%
Jeff Ransdell	—	—	—	—	—
Jeronimo Peralta	—	—	—	—	—
Guillermo Cruz(2)	2,712,458	73.11%	2,128,715	89.75%	79.6%
Maggie Vo	—	—	—	—	—
Guillermo Cruz Reyes	—	—	—	—	—
Luis Armando Alvarez	—	—	—	—	—
Pedro Manuel Zorrilla Velasco	—	—	—	—	—
Luis Antonio Maquez-Heine	—	—	—	—	—
All executive officers and directors as a group (eight individuals)	2,712,458	73.11%	2,128,715	89.75%	79.6%

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is c/o 2901 Florida Avenue, Suite 840, Miami, FL 33133.

(2)
Maquia Investments North America, LLC, our Sponsor, is the record holder of the securities reported herein. Guillermo Cruz, is the director and stockholder of our Sponsor. By virtue of this relationship,

Guillermo Cruz may be deemed to share beneficial ownership of the securities held of record by our Sponsor. Guillermo Cruz disclaims any such beneficial ownership except to the extent of his pecuniary interest.
STOCKHOLDER PROPOSALS
Our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not later than 90 days and not earlier than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is more than 30 days before or more than 60 days after such anniversary date (or if there has been no prior annual meeting), notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us.
For any proposal to be considered for inclusion in our Proxy Statement and form of proxy for submission to the stockholders at the Company’s 2024 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our bylaws.
HOUSEHOLDING INFORMATION
Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:
•
If the shares are registered in the name of the stockholder, the stockholder should contact us at guillermo@maquiacapital.com to inform us of his or her request; or

•
If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.
If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Meeting, you should contact the Company’s proxy solicitation agent at the following address and telephone number:
Advantage Proxy, Inc.
P.O. Box 13581 Des
Moines, WA 98198
Attn: Karen Smith
Toll Free: (877) 870-8565
Collect: (206) 870-8565
You may also obtain these documents by requesting them via e-mail from the Company at guillermo@maquiacapital.com.
If you are a stockholder of the Company and would like to request documents, please do so by [                 ], 2024, in order to receive them before the Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A
PROPOSED FOURTH
AMENDMENT TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
MAQUIA CAPITAL ACQUISITION CORPORATION
Pursuant to Section 242 of the
Delaware General Corporation Law
MAQUIA CAPITAL ACQUISITION CORPORATION (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:
1.
The name of the Corporation is Maquia Capital Acquisition Corporation. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on December 10, 2020. An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on May 4, 2021 (the “Amended and Restated Certificate of Incorporation”).

2.
A First Amendment to the Amended and Restated Certificate of Incorporation that amends the Amended and Restated Certificate of Incorporation of the Corporation was filed in the office of the Secretary of State of the State of Delaware on November 4, 2022 (the “First Amendment to the Amended and Restated Certificate of Incorporation”).

3.
The Second Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation, as amended by the First Amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on April 7, 2023.

4.
This Third Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation, as amended by the First Amendment and the Second Amendment to the Amended and Restated Certificate of Incorporation

4.
This Third Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of at least 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”).

5.
The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

(b)
Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 16, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement (the “Trust Agreement”). Except for the withdrawal of interest to pay taxes (less up to $100,000 interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by January 7, 2025, or such earlier date as determined by the Board (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) for a full business day on such date, the next date upon which the Office of the Delaware Division of Corporations shall be open for business for a full business day) (the “Deadline Date”) and (iii) the redemption of shares in connection with a stockholder vote to amend any provisions of

Annex A-1

this Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial Business Combination to redeem 100% of such shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (b) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

Annex A-2

IN WITNESS WHEREOF, Maquia Capital Acquisition Corporation has caused this Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of       this       day of July 30, 2024.
MAQUIA CAPITAL ACQUISITION CORPORATION

By:
/s/ Jeff Ransdell

Name:
Jeff Ransdell

Title:
Chief Executive Officer

Annex A-3

MAQUIA CAPITAL ACQUISITION CORPORATION
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS
The undersigned, revoking any previous proxies relating to these shares with respect to the Extension Amendment Proposal and the Adjournment Proposal, hereby acknowledges receipt of the notice and Proxy Statement, dated July 30, 2024, in connection with the special meeting of stockholders of Maquia Capital Acquisition Corporation (the “Company”) and any adjournments thereof (the “Meeting”) to be held at 10:00 a.m. Eastern Time on August 7, 2024 as a virtual meeting for the sole purpose of considering and voting upon the following proposals, and hereby appoints Guillermo Cruz and Jeronimo Peralta, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.
THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND PROPOSAL 2.
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.
(Continued and to be marked, dated and signed on reverse side)
Important Notice Regarding the Availability of Proxy Materials for
the Meeting of Stockholders to be held on August 7, 2024:
This notice of meeting and the accompanying Proxy Statement is available at https://www.cstproxy.com/maquiacapital/ext2024.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND PROPOSAL 2.				Please mark ☒ votes as indicated in this example
Proposal 1 — Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a Business Combination from August 7, 2024 to January 7, 2025 or such earlier date as determined by the board of directors.
	☐	☐	☐
Proposal 2 — Adjournment Proposal	FOR	AGAINST	ABSTAIN

Adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1.
	☐	☐	☐
Date:           , 2024
Signature
Signature (if held jointly)
Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.
PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND PROPOSAL 2. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.